Exhibit 99.3

ACNB BANK

2023 EXECUTIVE SUPPLEMENTAL LIFE INSURANCE PLAN

EFFECTIVE NOVEMBER 1, 2023

Pursuant to due authorization by its Board of Directors, the undersigned, ACNB BANK (the "Bank"), located in Gettysburg, PA, adopted the following 2023 EXECUTIVE SUPPLEMENTAL LIFE INSURANCE PLAN (the "Plan") as of the 1st day of November, 2023.

The purpose of this Plan is to attract, retain and reward Employees by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the lives of the participating Employees with the designated beneficiary of each insured participating Employee. The Bank will pay the life insurance premiums due under this Plan from its general assets.

ARTICLE 1

DEFINITIONS

Whenever used in this Plan, the following terms shall have the meanings specified:

Bank's Interest means the benefit set forth in Section 3.1.

Base Annual Salary means the Executive's annual base salary, which excludes bonus, incentive compensation and benefits, while the participant is actively employed by the Bank or as of the date of the Termination of Employment in the event the participant has a vested post-separation benefit under this Plan.

Beneficiary means each designated person, or the estate of a deceased Participant, entitled to benefits, if any, upon the death of a Participant.

Board means the Board of Directors of the Bank as from time to time constituted. Code means the Internal Revenue Code of 1986, as amended.

Change in Control means the occurrence, through sale, exchange, merger, redemption or otherwise of a (i) change in ownership as defined in Treasury Regulation §1.409A-3(i)(5)(v), (ii) change in effective control as defined in Treasury Regulation §1.409A-3(i)(5)(vi), or (iii) change in the ownership of a substantial portion of the assets of the Bank as defined in Treasury Regulation §1.409A-3(i)(5)(vii) as currently in effect and as may hereafter from time to time be amended.

Disability shall mean the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident, long-term disability and/or health plan covering employees of the Employer. Determination of such disability shall be made by the provider of such accident, long-term disability and/or health plan covering said Participant or by the Social Security Administration. Upon the request of Employer, Participant must submit proof to Employer of the provider's determination or Social Security Administration's determination of disability.

Effective Date means the date the Plan is adopted by the Board.

Election Form means the form required by the Plan Administrator of an eligible Employee to indicate acceptance of participation in this Plan.

Employee means an active employee of the Bank.

Employer means ACNB Bank.

Endorsement and Beneficiary Designation Form(s) means the form or forms established from time to time by the Plan Administrator that a Participant completes, signs and returns to the Plan Administrator to record the endorsement of the Participant's Interest designating one (1) or more Beneficiaries.

Insured means an individual Participant whose life is insured.

Insurer means an insurance company or companies issuing a Policy or Policies on the life of an Insured.

Participant means an Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs an Election Form and an Endorsement and Beneficiary Designation Form, (iv) whose signed Election Form and Endorsement and Beneficiary Designation Form are accepted by the Plan Administrator, (v) who commences participation in the Plan, and (vi) whose participation has not terminated.

Participant's Interest means the benefit set forth in Section 3.2.

Plan Administrator means the plan administrator described in Article 11.

Policy or Policies means the individual life insurance policy or policies adopted by the Plan Administrator for purposes of insuring a Participant's life under this Plan.

Separation from Service means the termination of a Participant's employment with the Bank for reasons other than death. Whether a Separation from Service takes place is determined in accordance with the requirements of Code Section 409A based on the facts and circumstances surrounding the termination of the Participant's employment and whether the Bank and the Participant intended for the Participant to provide significant services for the Bank following such termination. The Participant's employment relationship will be treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave of absence does not exceed six (6) months, or if longer, so long as the Participant's right to reemployment with the Bank is provided either by statute or by contract. If the period of leave exceeds six (6) months and there is no right to reemployment, a Separation from Service will be deemed to have occurred as of the first date immediately following such six (6) month period.

Termination for Cause means that the Bank has terminated the Participant's employment for any of the following reasons:

-	Gross negligence or gross neglect of duties;

-	Commission of a felony or a gross misdemeanor involving moral turpitude; or,

-	Fraud, disloyalty, or willful violation of any law or significant Bank policy committed in connection with the Participant's employment.

Years in the Plan means each completed period of twelve (12) months of time during which the Participant is an active Participant in the Plan and meets the definition of Participant as defined above. A Participant's participation in the Plan, for purposes of calculating Years in the Plan for vesting purposes, shall be deemed to commence upon the earlier of: the date that the Participant signs an Election Form and an Endorsement and Beneficiary Designation Form that is accepted by the Plan Administrator; or ii) the date the insurance Policy on the Participant's life was originally issued, even if the date the insurance Policy was originally issued predates the date this Plan was adopted.

ARTICLE 2

PARTICIPATION

2.1            Selection by Plan Administrator. Participation in the Plan shall be limited to those Employees of the Bank selected by the Plan Administrator, in its sole discretion, to participate in the Plan.

2.2            Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Plan Administrator (i) an Election Form and (ii) an Endorsement and Beneficiary Designation Form(s). In addition, the Plan Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3            Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, and provided that the Policy or Policies on such Employee have been issued by the Insurer(s), that Employee will become a Participant, be covered by the Plan, and will be eligible to receive benefits at the time and in the manner provided hereunder, subject to the provisions of the Plan. A Participant's participation is limited only to issued Policies where the Participant is the Insured.

2.4            Termination of Participation. A Participant's rights under this Plan shall automatically cease and his or her participation in this Plan shall automatically terminate (i) upon the Participant's Separation from Service, other than by reason of death, prior to acquiring a vested death benefit as provided in the Participant's Election Form, (ii) upon the Participant's Termination for Cause, or (iii) as otherwise provided in Articles 5 or 10. In the event that the Bank decides to maintain any Policy after the Participant's termination of participation in the Plan, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.

ARTICLE 3

POLICY OWNERSHIP/INTERESTS

3.1            Bank's Interest. The Bank shall own the Policies and shall have the right to exercise all incidents of ownership. The Bank shall be the beneficiary of the remaining death proceeds of the Policies after the Participant's Interest is determined according to Section 3.2.

3.2            Participant's Interest. The Participant, or the Participant's assignee, shall have the right to designate the Beneficiary of an amount of death proceeds as specified in each Participant's Election Form and Endorsement and Beneficiary Designation Form. The Participant shall also have the right to elect and change settlement options with respect to the Participant's Interest by providing written notice to the Bank.

ARTICLE 4

PREMIUMS AND IMPUTED INCOME

4.1            Premium Payment. The Bank shall pay all premiums due on all Policies.

4.2            Economic Benefit. The Plan Administrator shall determine the economic benefit attributable to any Participant based on the minimum amount required to be imputed under applicable IRS regulations or any subsequent applicable authority.

4.3            Imputed Income. The Bank shall impute the economic benefit to the Participant on an annual basis, by adding the economic benefit to the Participant's Form W-2, or if applicable, Form 1099.

ARTICLE 5

GENERAL LIMITATIONS

5.1            Suicide or Misstatement. No benefits shall be payable if the Participant commits suicide within two (2) years after the date of this Plan or the purchase of a new policy, or if the Insurer denies coverage (i) for material misstatements of fact made by the Participant on any application for life insurance purchased by the Bank, or (ii) for any other reason; provided, however that the Bank shall evaluate the reason for the denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial.

ARTICLE 6

BENEFICIARIES

6.1            Beneficiary. Each Participant shall have the right, at any time, to designate a Beneficiary to receive any benefits payable under the Plan upon the death of the Participant. The Beneficiary designated under this Plan may be the same as or different from the beneficiary designated under any other plan of the Bank in which the Participant participates.

6.2            Beneficiary Designation; Change. A Participant shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Participant's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Participant or if the Participant names a spouse as Beneficiary and the marriage is subsequently dissolved. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Plan Administrator prior to the Participant's death.

6.3            Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

6.4            No Beneficiary Designation. If the Participant dies without a valid designation of Beneficiary, or if all designated Beneficiaries predecease the Participant, then the Participant's surviving spouse shall be the designated Beneficiary. If the Participant has no surviving spouse, the benefits shall be made payable to the personal representative of the Participant's estate.

6.5            Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative, or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

ARTICLE 7
ASSIGNMENT

Any Participant may assign without consideration all of such Participant's Interest in this Plan to any person, entity or trust. In the event a Participant shall transfer all of such Participant's Interest, then all of that Participant's Interest in this Plan shall be vested in his or her transferee, subject to such transferee executing agreements binding them to the provisions of this Plan, who shall be substituted as a party hereunder, and that Participant shall have no further interest in this Plan.

ARTICLE 8
INSURER

The Insurer shall be bound only by the terms of its given Policy. The Insurer shall not be bound by or deemed to have notice of the provisions of this Plan. The Insurer shall have the right to rely on the Plan Administrator's representations with regard to any definitions, interpretations, or Policy interests as specified under this Plan.

ARTICLE 9

CLAIMS AND REVIEW PROCEDURE

9.1            Claims Procedure. A Participant or Beneficiary ("claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

9.1.1        Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

9.1.2        Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within ninety (90) days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional ninety (90) days by notifying the claimant in writing, prior to the end of the initial ninety (90)-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

9.1.3        Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)            The specific reasons for the denial;

(b)            A reference to the specific provisions of the Plan on which the denial is based;

(c)            A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d)            An explanation of the Plan's review procedures and the time limits applicable to such procedures; and,

(e)            A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

9.2            Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

9.2.1         Initiation - Written Request. To initiate the review, the claimant, within sixty (60) days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

9.2.2         Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

9.2.3         Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

9.2.4         Timing of Plan Administrator's Response. The Plan Administrator shall respond in writing to such claimant within sixty (60) days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional sixty (60) days by notifying the claimant in writing, prior to the end of the initial sixty (60)-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

9.2.5         Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on the review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)            The specific reasons for the denial;

(b)            A reference to the specific provisions of the Plan on which the denial is based;

(c)            A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and,

(d)            A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

ARTICLE 10

AMENDMENTS AND TERMINATION

Except as otherwise provided herein, the Bank may amend or terminate the Plan, or may amend or terminate a Participant's rights under the Plan, only by a written agreement between the Bank and the Participant. In the event that the Bank decides to maintain the Policy after the Participant's termination of participation in the Plan, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.

ARTICLE 11

ADMINISTRATION

11.1        Plan Administrator Duties. This Plan shall be administered by the Bank as the Plan Administrator, in consultation with and approval by the Board, or such committee or persons as the Board may choose, as deemed necessary and appropriate. The Plan Administrator shall have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

11.2         Agents. In the administration of this Plan, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

ARTICLE 12

MISCELLANEOUS

12.1         Binding Effect. This Plan shall bind each Participant and the Bank, their beneficiaries, survivors, executors, administrators and transferees and any Beneficiary.

12.2         No Guarantee of Employment. This Plan is not an employment policy or contract. It does not give a Participant the right to remain an Employee of the Bank, nor does it interfere with the Bank's right to discharge a Participant. It also does not require a Participant to remain an Employee, nor interfere with a Participant's right to terminate employment at any time.

12.3         Applicable Law. The Plan and all rights hereunder shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, except to the extent preempted by federal law.

12.4         Reorganization. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank under this Plan. Upon the occurrence of such event, the term "Bank" as used in this Plan shall be deemed to refer to the successor or survivor company.

12.5         Notice. Any notice or filing required or permitted to be given to the Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the Bank's Human Resources Manager. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

12.6         Entire Agreement. This Plan, along with a Participant's Election Form and Endorsement and Beneficiary Designation Form and any agreement in writing between the Bank and any Participant, constitute the entire agreement between the Bank and the Participant as to the subject matter hereof. No rights are granted to the Participant under this Plan other than those specifically set forth herein.

IN WITNESS WHEREOF, the Bank, acting through its authorized officer, has adopted this Plan.

ATTEST:	ACNB BANK

By:
Emily E. Berwager		James P. Helt
President & Chief Executive Officer

ACNB BANK

2023 EXECUTIVE SUPPLEMENTAL LIFE INSURANCE PLAN

PARTICIPANT ELECTION FORM

I, _____________________________ , an Employee designated as set forth in Article 2 of the ACNB Bank 2023 Executive Supplemental Life Insurance Plan, hereby elect to become a Participant of this Plan according to Article 2 of the Plan.

Additionally, I acknowledge that I have read the Plan document and understand that commencement of participation is contingent on issuance of an insurance policy or policies applied for by the Bank on my life which names the Bank as beneficiary. I further agree to be bound by the terms of the Plan.

Further, I understand that if I experience a Separation from Service with the Bank for reasons other than Termination for Cause, prior to attainment of five (5) years as an active Participant in the Plan* at the Bank, my benefit stated under Paragraph 1 of the Split Dollar Policy Endorsement and Beneficiary Designation Form will be subject to the following vesting schedule:

End of Participant's Year 1 in the Plan End of Participant's Year 2 in the Plan End of Participant's Year 3 in the Plan End of Participant's Year 4 in the Plan End of Participant's Year 5 in the Plan	20% Vested in Benefit 40% Vested in Benefit 60% Vested in Benefit 80% Vested in Benefit 100% Vested in Benefit

*A Participant's participation in the Plan, for purposes of calculating Years in the Plan for vesting purposes, shall be deemed to commence upon the earlier of: i) the date that the Participant signs an Election Form and an Endorsement and Beneficiary Designation Form that is accepted by the Plan Administrator; or ii) the date the insurance Policy on the Participant's life was originally issued, even if the date the insurance Policy was originally issued predates the date the Plan was adopted.

Upon a Separation from Service due to death or Disability or Change in Control, the Participant's vested percentage will be 100%.

Executed this                              day of                                                                    , 2023.

Participant

Acknowledged by ACNB Bank as the Plan Administrator this _________ day of _________________ , 2023.

By:

Title:

ACNB BANK

2023 EXECUTIVE SUPPLEMENTAL LIFE INSURANCE PLAN

SPLIT DOLLAR POLICY ENDORSEMENT
AND BENEFICIARY DESIGNATION FORM

Participant:

Massachusetts Mutual Life Insurance Company Protective Life Insurance Company	Policy # Policy #

Supplementing and amending the application of ACNB Bank to Massachusetts Mutual Life Insurance Company and Protective Life Insurance Company (Insurer) with respect to the Policy(ies) identified above, the applicant requests and directs that:

BENEFICIARIES

1.            Subject to the ACNB Bank 2023 Executive Supplemental Life Insurance Plan ("Plan"), the terms and conditions of which are incorporated by reference herein, the Beneficiary designated by the Participant, or his/her transferee, shall be the Beneficiary of an amount of death proceeds as specified below:

Death prior to Separation of Service: Equal to two (2) times the Participant's Base Annual Salary as of the Participant's date of death.

Death after Separation of Service and Vesting Requirement Completion: Equal to two (2) times the Participant's Base Annual Salary as of the Participant's date of death.

The death proceeds due to the Participant's designated Beneficiary shall never exceed the Net Death Proceeds under the Policy or Policies covering the Participant's life as of the Participant's date of death. For purposes of this Plan, Net Death Proceeds means, as of any date, the difference between the cash surrender value of the Policy or Policies, which is the Bank's equity or carry value of the Policy or Policies, and the total death proceeds payable under a Policy upon the death of the Participant.

2.            The beneficiary of any remaining death proceeds shall be ACNB Bank, or any successor thereto. Notwithstanding anything in this Plan to the contrary, the Bank's Interest in a Policy upon the death of the Participant shall in no event be less than the cash surrender value of the Policy.

OWNERSHIP

3.            The owner of the Policy or Policies shall be ACNB Bank (Owner). The Owner shall have all ownership rights in the Policy or Policies except as may be specifically granted to the Participant, or his/her transferee, in Paragraph 4 of this endorsement.

4.            The Participant, or his/her transferee, shall have the right to assign all rights and interests in the Policy or Policies with respect to that portion of the death proceeds designated in Paragraph 1 of this endorsement, and to exercise all settlement options with respect to such death proceeds.

MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Participant, the interest of any collateral assignee of the Owner of the Policy or Policies designated in Paragraph 3 above shall be limited to the portion of the proceeds described in Paragraph 2 above.

OWNER'S AUTHORITY

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy or Policies. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release to the Insurer. Any transferee's rights shall be subject to this Endorsement.

Signed this _______ day of  ________________ , 2023.

ACNB BANK

By:

Title:

ACCEPTANCE AND BENEFICIARY DESIGNATION

The Participant accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, makes the following Beneficiary designation(s) to receive the portion of the proceeds described in Paragraph 1 above:

A.	Primary Beneficiary/ies

Name/Address/Telephone

Relationship to Participant
% of Participant's Interest
Date of Birth
Social Security Number

Name/Address/Telephone

Relationship to Participant
% of Participant's Interest
Date of Birth
Social Security Number

B.	Contingent Beneficiary/ies (Will receive indicated portions of the proceeds if no Primary Beneficiary/ies survive the Participant)

Name/Address/Telephone

Relationship to Participant
% of Participant's Interest
Date of Birth
Social Security Number

Name/Address/Telephone

Relationship to Participant
% of Participant's Interest
Date of Birth
Social Security Number

Signed this _________ day of ______________________ , 2023.

Participant